                                                                    Exhibit 23.1



                      Consent of Independent Accountants



        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80889) of Xenometrix, Inc., of our report dated August 28, 1997, appearing on page F-2 of this Form 10-KSB.





/s/ Price Waterhouse LLP
Price Waterhouse LLP

Boulder, Colorado
September 25, 1997